CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Viva International, Inc. for the Period Ended March 31, 2005, I, Syed A. Hasan, Chief Executive Officer and I Robert J. Scott Chief Financial Officer of Viva International, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-QSB for the period ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the period ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Viva International, Inc.

Dated: May 25, 2005

VIVA INTERNATIONAL, INC.

/s/	Robert J. Scott Robert J. Scott Chief Financial Officer

/s/	Syed A. Hasan Syed A. Hasan Chief Executive Officer & Board member